RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2020
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS	RELATED PARTY TRANSACTIONS

Transactions with related parties:

(in thousands of $)	2020	2019	2018
Transactions with Golar and affiliates:
Management and administrative services fees (a)	(8,525)	(9,645)	(9,809)
Ship management fees (b)	(5,263)	(4,460)	(5,200)
Interest expense on short-term loans (c)	(317)	(109)	—
Income on deposits paid to Golar (d)	—	—	4,779
Distributions from/(to) Golar, net (e)	8,897	(19,291)	(42,842)

Amounts due from/(to) related parties:

As of December 31, 2020 and 2019, balances with related parties consisted of the following:

(in thousands of $)	2020	2019
Balances due from Golar and its affiliates (c)	1,164	2,845
Methane Princess lease security deposit due (to)/from Golar (f)	(360)	2,253
	804	5,098

(a) Management and administrative services fees - We are party to a management and administrative services agreement with Golar Management Limited (“Golar Management”), a wholly-owned subsidiary of Golar, pursuant to which Golar Management will provide to us certain management and administrative services. The services provided by Golar Management are charged at cost plus a management fee equal to 5% of Golar Management’s costs and expenses incurred in connection with providing these services. Where external service provider costs are incurred by Golar Management on our behalf, these expenses are recharged to us at cost. We may terminate the agreement by providing 120 days’ written notice.

(b) Ship management fees - Golar and certain of its subsidiaries charged ship management fees to us for the provision of technical and commercial management of the vessels. Each of our vessels is subject to management agreements pursuant to which certain commercial and technical management services are provided by certain subsidiaries of Golar, including Golar Management. We may terminate these agreements by providing 30 days’ written notice.
(c) Interest expense on short-term loan, balances due from/(to)Golar and its affiliates - Receivables and payables with Golar and its affiliates primarily comprise of unpaid fees and expenses for management and administrative services and vessel management services performed by Golar and its affiliates, dividends due in respect of the Hilli Common Units, and other related party arrangements, including short term loan balances. In addition, certain receivables and payables arise when we pay an invoice on behalf of a related party and vice versa. Receivables and payables are generally settled quarterly in arrears. Balances due from and to Golar and its subsidiaries are unsecured, interest-free and intended to be settled in the ordinary course of business.

During the year ended December 31, 2020, we borrowed a total of $45.0 million with interest at a rate of LIBOR plus a margin of 5.0% from Golar. We repaid the loans in full, including interest of $0.3 million during the year ended December 31, 2020.

In November 2019, we borrowed $15.0 million from Golar, with the loan bearing interest at a rate of LIBOR plus 5.0%. We repaid the loan in full, including interest of $0.1 million, on December 30, 2019.

(d) Income on deposits paid to Golar - On August 15, 2017, Golar Partners Operating LLC, our wholly owned subsidiary, entered into a purchase and sale agreement (the “Hilli Purchase Agreement”) for the Hilli Acquisition. Concurrently with the execution of the Hilli Purchase Agreement, we paid a $70 million deposit to Golar, upon which we received interest at a rate of 5% per annum. We have accounted for $4.8 million as interest income for the year ended December 31, 2018 on the Deferred Purchase Price and $70 million deposit. We applied the deposit and interest accrued to the net purchase price on July 12, 2018, upon completion of the Hilli Acquisition.

(e) Distributions from/(to) Golar, net - We have declared and paid quarterly distributions totaling $10.5 million, $36.8 million, and $48.4 million to Golar for each of the years ended December 31, 2020, 2019 and 2018, respectively, in respect of the common units and General Partner units owned by it.
During the years ended December 31, 2020, 2019 and 2018, Hilli LLC declared distributions totaling $19.4 million, $17.5 million and $5.6 million, respectively, in respect of the Hilli Common Units owned by us. These amounts include reimbursements for Operating Expenses, as set forth below.

(f) Methane Princess Lease security deposit due (to)/from Golar - This represents net advances to or from Golar since the IPO, which correspond with the net release of funds from the security deposits held relating to the Methane Princess Lease. This is in connection with the Methane Princess tax lease indemnity provided by Golar under the Omnibus Agreement (see below). Accordingly, these amounts held with Golar will be settled as part of the eventual termination of the Methane Princess Lease.

Other transactions

Agency agreement with PT Pesona Sentra Utama (or PT Pesona) - PT Pesona, an Indonesian company owns 51% of the issued share capital in our subsidiary, PTGI, the owner and operator of NR Satu, and provides agency and local representation services for us with respect to NR Satu. During the years ended December 31, 2020, 2019, and 2018, PT Pesona received an agency fee of $0.5 million, $0.5 million and $0.9 million, respectively. PT Pesona and certain of its subsidiaries also charged vessel management fees to us for the provision of technical and commercial management of the vessels amounting to $0.3 million, $0.2 million and $0.2 million for each of the years ended December 31, 2020, 2019, and 2018.

Omnibus Agreement

In connection with our IPO in April 2011, we entered into an Omnibus Agreement with Golar, Golar GP LLC (our “General Partner”) and others governing, among others:

•to what extent we and Golar may compete with each other;
•certain rights of first offer on certain FSRUs and LNG carriers operating under charters for five or more years; and
•the provision of certain indemnities to us by Golar.

Indemnifications and guarantees

Tax lease indemnifications

Under the Omnibus Agreement, Golar has agreed to indemnify us in the event of any liabilities in excess of scheduled or final settlement amounts arising from the Methane Princess leasing arrangement and the termination thereof.
In addition, Golar has agreed to indemnify us against any liabilities incurred as a consequence of a successful challenge by the UK Tax Authority with regard to the initial tax basis of the transactions in respect of the Methane Princess and other vessels previously financed by UK tax leases or in relation to the restructuring terminations in 2010. See note 26.

Golar Tundra financing related guarantees

In November 2015, Tundra Corp sold the Golar Tundra to a subsidiary of CMBL (“Tundra SPV”) for $254.6 million and subsequently leased back the vessel under a bareboat charter (the “Tundra Lease”). In connection with the Tundra Lease, Golar is a party to a guarantee in favor of Tundra SPV, pursuant to which, in the event that Tundra Corp (a subsidiary of Golar) is in default of its obligations under the Tundra Lease, Golar, as the primary guarantor, will settle any liabilities due within five business days. In addition, we are also party to a further guarantee (the "Tundra Guarantee"), pursuant to which, in the event Golar is unable to satisfy its obligations as the primary guarantor, Tundra SPV may recover from us, as the deficiency guarantor. Under a separate side agreement, Golar has agreed to indemnify us for any costs incurred in our capacity as the deficiency guarantor.

Hilli guarantees (in connection with the Hilli Acquisition)

(i) Debt

Hilli Corp is a party to a Memorandum of Agreement, dated September 9, 2015, with Fortune Lianjiang Shipping S.A., a subsidiary of China State Shipbuilding Corporation (“Fortune”), pursuant to which Hilli Corp has sold to and leased back from Fortune the Hilli under a 10-year bareboat charter agreement (the “Hilli Facility”). The Hilli Facility provided for post-construction financing for the Hilli in the amount of $960 million. Under the Hilli Facility, Hilli Corp will pay to Fortune forty consecutive equal quarterly repayments of 1.375% of the construction cost, plus interest based on LIBOR plus a margin of 3.95%. In connection with the closing of the Hilli Acquisition, we agreed to provide a several guarantee (the “Partnership Guarantee”) of 50% of the outstanding principal and interest amounts payable by Hilli Corp under the Hilli Facility pursuant to a Deed of Amendment, Restatement and Accession relating to a guarantee between Golar, Fortune and us dated July 12, 2018. We entered into a $480.0 million interest rate swap in relation to our proportionate share of the obligation under the Hilli Facility.
(ii) Letter of credit

On November 28, 2018, we entered into an agreement to guarantee (the "LOC Guarantee") the letter of credit issued by a financial institution in the event of Hilli Corp’s underperformance or non-performance under the LTA. Under the LOC Guarantee, we are severally liable for any outstanding amounts that are payable, based on the percentage ownership that Golar holds in us, multiplied by our percentage ownership in Hilli Common Units.

Pursuant to the Partnership Guarantee and the LOC Guarantee, we are required to comply with the following covenants and ratios:

•free liquid assets of at least $30 million throughout the Hilli Facility period;
•a maximum net debt to EBITDA ratio for the previous 12 months of 6.5:1; and
•a consolidated tangible net worth of $123.95 million.

As of December 31, 2020, the amount we have guaranteed under the Partnership Guarantee and the LOC Guarantee is $389.3 million (2019: $422.3 million), and the fair value of debt guarantee after amortization, presented under “Other current liabilities” and “Other non-current liabilities” in our consolidated balance sheets, amounted to $1.5 million and $5.0 million, respectively. As of December 31, 2020, we were in compliance with the covenants and ratios for both Hilli guarantees.

Operating expense reimbursement

Pursuant to the Hilli Purchase Agreement, we agreed to reimburse Golar, Keppel and B&V for (a) 50% of the amount, if any, by which Operating Expenses (as defined below) are less than $32.4 million per year and (b) 50% of the amount, if any, by which withholding taxes on Operating Expense payments are less than $4.2 million per year, for a period of eight years commencing on the Closing Date, up to a maximum amount of $20 million in the aggregate. Golar, Keppel and B&V have agreed, for a period of eight years commencing on the closing date of the Hilli Acquisition, to reimburse us for (a) 50% of the amount, if any, by which Operating Expenses are greater than $39.5 million per year and (b) 50% of the amount, if any, by which withholding taxes on Operating Expense payments are greater than $5.2 million per year, up to a maximum amount of $20 million in the aggregate. “Operating Expenses” means, all expenditures made by Hilli LLC and its subsidiaries, including vessel operating expenses, taxes, maintenance expenses and employee compensation and benefits, and capital expenditures, but exclude withholding taxes thereon. Included within the Hilli LLC declared distributions for the years ended December 31, 2020 and 2019 is $0.4 million and $2.2 million, respectively, of reimbursements from Golar, Keppel and B&V for Operating Expenses.

Exchange of Incentive Distribution Rights ("IDRs")

Pursuant to the terms of the Exchange Agreement by and between the Partnership, Golar and our General Partner, Golar and our General Partner exchanged all of their IDRs in the Partnership (see note 28).